Exhibit 10.14
2006 EQUITY INCENTIVE PLAN OF SS&C TECHNOLOGIES HOLDINGS, INC.
AMENDED AND RESTATED STOCK OPTION GRANT NOTICE
AND AMENDED AND RESTATED STOCK OPTION AGREEMENT
AMENDED AND RESTATED STOCK OPTION GRANT NOTICE
This Amended and Restated Stock Option Grant Notice and the attached Amended and Restated Stock Option Agreement amend and restate the Stock Option Grant Notice and Stock Option Agreement between the Company and the Optionee dated                      and shall be effective upon the closing of an IPO (as defined in the Amended and Restated Stock Option Agreement).
Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan of SS&C Technologies Holdings, Inc. (the “Plan”) shall have the same defined meanings in this Amended and Restated Stock Option Grant Notice (“Stock Option Grant Notice”) and Amended and Restated Stock Option Agreement (“Stock Option Agreement”).
You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions set forth in this Stock Option Grant Notice, the Stock Option Agreement attached hereto as Appendix A, Appendix B (collectively, the “Agreement”) and the Plan, as follows:

Name of Optionee:

Total Number of Shares subject to the Option:

Exercise Price per Share:	$

Total Exercise Price:	$

Grant Date:

Type of Option:	Non-Qualified Stock Option

Final Expiration Date:	[10 years from Grant Date]

Vesting Schedule:	This Option will vest and become exercisable in accordance with the vesting schedule set forth in Article II of the Stock Option Agreement depending on the classification of the Option as follows:

Time Options:	Shares Subject to the Option

Performance Options:	Shares Subject to the Option

Superior Options:	Shares Subject to the Option
     Your signature below indicates your agreement and understanding that this Option is subject to all of the terms and conditions contained in the Agreement and the Plan. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF THE AGREEMENT, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION. This Stock Option Grant Notice may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Stock Option Grant Notice may be executed by facsimile signatures.

OPTIONEE

[NAME]
[Stock Option Grant Notice]

SS&C TECHNOLOGIES HOLDINGS, INC.
By
     Title:
[Stock Option Grant Notice]

APPENDIX A
AMENDED AND RESTATED STOCK OPTION AGREEMENT
ARTICLE I
GRANT OF OPTION
     Section 1.1 Grant of Option. In consideration of the Optionee’s agreement to remain a Service Provider of the Company or one of its Subsidiaries and for other good and valuable consideration, the Company hereby grants to the Optionee the Option to purchase any part or all of an aggregate of the Shares set forth in the Stock Option Grant Notice upon the terms and conditions set forth in the Plan and the Agreement. The Optionee hereby agrees that except as required by law, he or she will not disclose to any Person other than the Optionee’s spouse and/or tax, legal and financial advisor (if any) the grant of the Option or any of the terms or provisions hereof without the prior approval of the Administrator, and the Optionee agrees that, in the discretion of the Administrator, the Option shall terminate and any unexercised portion of such Option (whether or not then exercisable) shall be forfeited if the Optionee violates the non-disclosure provisions of this Section 1.1.
     Section 1.2 Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Article V and Article VIII thereof.
     Section 1.3 Exercise Price. The purchase price of the Shares covered by the Option shall be the Exercise Price per Share set forth in the Stock Option Grant Notice (without commission or other charge).
ARTICLE II
VESTING SCHEDULE; EXERCISABILITY1
     Section 2.1 Commencement of Vesting and Exercisability of Time Options
          (a) Vesting. Except as provided below, the Time Options shall become vested and exercisable, so long as the Optionee remains continuously a Service Provider from the date hereof through each applicable date set forth below, as follows:
               (i) 25% of the Time Options shall become vested and exercisable on [                    ]; and
               (ii) 1/36 of the remaining Time Options shall become vested and exercisable on the day of the month of the Grant Date each month thereafter until all of the Time Options are fully vested.
          (b) Liquidity Event Vesting. All Time Options shall become fully vested and exercisable immediately prior to the effective date of a Liquidity Event.
     Section 2.2 Commencement of Vesting and Exercisability of Performance Options

[1]	William A. Etherington received an option that was fully-vested as of the grant date.

          (a) Classification of Performance Options and Superior Options. The Superior Options shall become Performance Options. The Performance Options shall be divided into five groups: the 2006 Options, the 2007 Options, the 2008 Options, the 2009 Options and the 2010 Options. The number of Performance Options in each group shall be determined as follows:
               (i) Each of the 2006 Options and the 2007 Options shall have a number of Performance Options equal to 20% of the original number of Performance Options set forth in the Stock Option Grant Notice.
               (ii) Each of the 2008 Options, the 2009 Options and the 2010 Options shall have a number of Performance Options equal to the sum of (A) 20% of the original number of Performance Options set forth in the Stock Option Grant Notice and (B) 33 1/3 % of the original number of Superior Options set forth in the Stock Option Grant Notice.
          (b) Performance Acceleration. Subject to the provisions set forth below, the Performance Options shall vest and become exercisable as follows:
               (i) The 2006 Options and the 2007 Options shall be fully vested as of the closing of the IPO.
               (ii) 100% of the 2008 Options shall vest and become exercisable on December 31, 2008 if, on such date (or within 120 days thereafter), the Administrator determines that EBITDA for 2008 equals or exceeds the high end of the EBITDA Range for 2008. If the Administrator determines that the EBITDA for 2008 is below the low end of the EBITDA Range for 2008, none of the 2008 Options shall vest and if the Administrator determines that the 2008 EBITDA is within the 2008 EBITDA Range, then the Administrator will use linear interpolation to determine the percentage of the 2008 Options that shall vest and become exercisable, which percentage shall be between 50% and 100% of the 2008 Options. Any 2008 Options that do not vest shall be added to the 2009 Options, except as otherwise provided by the Board.
               (iii) The 2009 Options shall vest and become exercisable as provided in clause (ii), but with “2009” substituted for “2008” and “2010” substituted for “2009”.
               (iv) The 2010 Options shall vest and become exercisable as provided in clause (ii), but with “2010” substituted for “2008”, except that any 2010 options that do not vest shall remain unvested but may become vested and exercisable pursuant to Section 2.2(c) or (d).
          (c) Liquidity Event Vesting. Except as provided below, a percentage of Performance Options shall vest and become exercisable immediately prior to the effective date of a Liquidity Event if Liquidity Proceeds in a Liquidity Event equal or exceed a certain return on the Investment, as follows:
               (i) If, in connection with a Liquidity Event, Liquidity Proceeds are equal to 2.5 times the Investment, the Performance Options shall vest and become exercisable with respect to that percentage of the Performance Options equal to the difference between (x) 50% of the Performance Options, and (y) the percentage of Performance Options that vested pursuant to Section 2.2(b) prior to the date of the Liquidity Event;

               (ii) If, in connection with a Liquidity Event, Liquidity Proceeds are between 2.5 times the Investment and 3.0 times the Investment, the Performance Options shall vest and become exercisable with respect to that percentage of the Performance Options equal to the difference between (x) a portion of the Performance Options that is between 50% and 100% of the Performance Options as determined by the Administrator using linear interpolation and (y) the percentage of Performance Options that vested pursuant to Section 2.2(b) prior to the date of the Liquidity Event; and
               (iii) If, in connection with a Liquidity Event, Liquidity Proceeds are equal to or greater than 3.0 times the Investment, the Performance Options shall become fully vested and exercisable immediately prior to the effective date of the Liquidity Event.
          (d) Internal Rate of Return Acceleration. If, in connection with a Liquidity Event, Liquidity Proceeds are greater than or equal to the Internal Rate of Return for the Performance Options with respect to all Investments, the Performance Options shall become fully vested and exercisable immediately prior to the effective date of such Liquidity Event.
     Section 2.3 Administrator Determination of Targets. The Administrator shall make the determination as to whether the respective EBITDA Targets or Internal Rate of Return have been met, and shall determine the extent, if any, to which the Options have become vested and exercisable, on any such date as the Administrator in its sole discretion shall determine; provided, however, that with respect to each Fiscal Year such date shall not be later than the 120th day following the end of such Fiscal Year.
     Section 2.4 No Vesting of Options. Any portion of the Options that have not become vested or exercisable pursuant to Sections 2.1 or 2.2 on or prior to the date of the Optionee’s Termination of Service shall be forfeited and shall not thereafter become exercisable.
     Section 2.5 Duration of Exercisability. The installments of the Options that become exercisable as provided for above are cumulative. Each such installment which becomes exercisable shall remain exercisable until it becomes unexercisable under Section 2.6.
     Section 2.6 Expiration of Option
          (a) The Options may not be exercised to any extent by anyone after the first to occur of the following events:
               (i) The Final Expiration Date;
               (ii) Except as the Administrator may otherwise approve, ninety (90) days following the date of the Optionee’s Termination of Service for any reason other than Cause, death or Disability;
               (iii) Except as the Administrator may otherwise approve, the date of the Optionee’s Termination of Service for Cause;

               (iv) Except as the Administrator may otherwise approve, twelve months following the Optionee’s Termination of Service by reason of the Optionee’s death or Disability; or
               (v) Pursuant to the terms of the Stockholders Agreement.
          (b) For the purposes of the Plan and this Agreement, the date of the Termination of Service shall be the last day of the Optionee’s service as a Service Provider, whether such day is selected by agreement with the Optionee or unilaterally by the Company or its Subsidiary and whether with or without advance notice. For the avoidance of doubt, no period of notice that is given or that ought to have been given under applicable law in respect of such Termination of Service will be utilized in determining entitlement under the Plan, the Stockholders Agreement or this Agreement. Any action by the Company or its Subsidiary taken in accordance with the terms of the Plan and this Agreement as set out aforesaid shall be deemed to fully and completely satisfy any liability or obligation of the Company or its Subsidiary to the Optionee in respect of the Plan or this Agreement arising from or in connection with such Termination of Service, including in respect of any period of notice given or that ought to have been given under applicable law in respect of such Termination of Service.
     Section 2.7 Partial Exercise. Any exercisable portion of the Options or all the Options, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Options or portion thereof becomes unexercisable.
     Section 2.8 Exercise of Options. The exercise of the Options shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Article V of the Plan. In order to exercise an option, the Participant must provide written notice of exercise to the Company in accordance with the Plan and this Agreement.
     Section 2.9 Manner of Exercise; Tax Withholding
          (a) To the extent permitted by law or the applicable listing rules, if any, the Optionee may pay for the Shares with respect to which such Option or portion of such Option is exercised through (i) payment in cash; (ii) with the consent of the Administrator, the delivery of Shares which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the exercised portion of the Option (provided such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements), (iii) with the consent of the Administrator, through the surrender of Shares then issuable upon exercise of the Option having a Fair Market Value on the date of the exercise of the Option equal to the aggregate Exercise Price of the exercised portion of the Option (in which case the Optionee will be deemed the legal owner of such surrendered Shares at the time of the exercise of the Option), or (iv) through a cashless exercise program (effectuated through a broker) approved by the Administrator.
          (b) The Optionee shall pay to the Company or any applicable Subsidiary, or make provision satisfactory to the Company or such Subsidiary, for payment of, any taxes required by law to be withheld in connection with the grant, vesting, assignment, and/or exercise of any portion of the Option, as applicable. With respect to any portion of the Option that is exercised (i) prior to an IPO, (ii) prior to a Change in Control, and (iii) within the period beginning on the date ninety (90) days prior to the date the Option is scheduled to expire pursuant to Section 2.6(a)(ii) or Section 2.6(a)(iv) and ending on the date such option is scheduled to expire pursuant to Section 2.6(a)(ii) or Section 2.6(a)(iv), as applicable, and subject to any applicable legal conditions or restrictions, the Company shall, upon the Optionee’s request, withhold from the shares of Common Stock otherwise issuable to the Optionee upon the exercise of the Option or any portion thereof a number of whole Shares having a Fair Market Value, determined as of the date of exercise, not in excess of the minimum of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting); provided that the foregoing is at such time permitted under the terms of the agreements governing any indebtedness to which the Company or any of its Subsidiaries may be a party; and provided, further that no fractional shares of Common Stock will be retained to satisfy any portion of the withholding tax and the Optionee hereby agrees to satisfy any additional amount of withholding taxes that are not satisfied through the retention of shares of Common Stock by the Company. Any shares of Common Stock retained by the Company pursuant to this Section shall be deducted from the underlying shares to be received by such Optionee upon exercise of the Option. Any adverse consequences to the Optionee arising in connection with the Share withholding procedure set forth in the preceding sentence shall be the sole responsibility of the Optionee.
ARTICLE III
OTHER PROVISIONS
     Section 3.1 Optionee Representation; Not a Contract of Service. The Optionee hereby represents that the Optionee’s execution of this Agreement and participation in the Plan is voluntary and that the Optionee has in no way been induced to enter into this Agreement in exchange for or as a requirement of the expectation of service with the Company or any of its Subsidiaries. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue as a Service Provider or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause except pursuant to an employment or consulting agreement executed by and between the Company and the Optionee and approved by the Board.
     Section 3.2 Shares Subject to Plan and Stockholders Agreement; Restrictions on the Transfer of Options and Common Stock. The Optionee acknowledges that this Option and any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Stockholders Agreement including, without limitation, the restrictions set forth in Sections 5.6 and 5.7 of the Plan.
     Section 3.3 Construction. This Agreement shall be administered, interpreted and enforced under the laws of the state of Delaware.
     Section 3.4 Adjustments in EBITDA. The EBITDA Ranges specified in Appendix B are based upon (i) certain revenue and expense assumptions about the future business of the Company; (ii) a management model prepared by the Company for the projected financial performance of the Company, which incorporates the desired internal rate of return on the investment by the Principal Stockholders in debt and equity securities or instruments of the

Company and its Subsidiaries and (iii) the continued application of accounting policies used by the Company as of the date the Option is granted. Accordingly, in the event that, after such date, the Administrator determines, in its sole discretion, that any acquisition or disposition of any business by the Company, any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, any unusual or nonrecurring transactions or events affecting the Company, or the financial statements of the Company, or change in applicable laws, regulations, or changes in generally accepted accounting principles applicable to, or the accounting policies used by, the Company occurs such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available with respect to the Option, then the Administrator shall, subject to Section 8.1 of the Plan, in good faith and in such manner as it may deem equitable, adjust the EBITDA Ranges to reflect the projected effect of such transaction(s) or event(s) on the EBITDA Ranges.
     Section 3.5 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934 and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan, the Stockholders Agreement and this Agreement shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
     Section 3.6 Amendment, Suspension and Termination. The Option may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided that, except as provided by Section 8.1 of the Plan, neither the amendment, suspension nor termination of this Agreement shall, without the consent of the Optionee, alter or impair any rights or obligations under the Option.
ARTICLE IV
DEFINITIONS
     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.
     Section 4.1 [Intentionally omitted.]
     Section 4.2 Agreement. “Agreement” shall have the meaning set forth in the Stock Option Grant Notice.
     Section 4.3 [Intentionally omitted.]

     Section 4.4 Cause. “Cause” shall mean,
          (a) the Board’s determination that the Optionee failed to substantially perform his or her duties (other than any such failure resulting from the Optionee’s disability) which is not remedied within ten days after receipt of written notice from the Company or one of its Subsidiaries, as applicable, specifying such failure;
          (b) the Board’s determination that the Optionee failed to carry out, or comply with any lawful and reasonable directive of the Board or the Optionee’s immediate supervisor, which is not remedied within ten days after receipt of written notice from the Company or one of its Subsidiaries, as applicable, specifying such failure;
          (c) the Optionee’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or a crime involving moral turpitude;
          (d) the Optionee’s unlawful use (including being under the influence) or possession of illegal drugs on the Company’s or one of its Subsidiaries’, as applicable, premises or while performing the Optionee’s duties and responsibilities; or
          (e) the Optionee’s commission of a material act of fraud, embezzlement, misappropriation, willful misconduct, or breach of fiduciary duty against the Company or one of its Subsidiaries, as applicable.
Notwithstanding the foregoing, if the Optionee is a party to a written employment or consulting agreement with the Company (or one of its Subsidiaries), then “Cause” shall be as such term is defined in the applicable written employment or consulting agreement.
     Section 4.5 Company. “Company” shall mean SS&C Technologies Holdings, Inc.
     Section 4.6 EBITDA. “EBITDA” for a given Fiscal Year shall mean consolidated earnings before interest, taxes, depreciation, and amortization of the Company and its consolidated Subsidiaries, adjusted for management fees paid to the Principal Stockholders, or its Affiliates, less all annual bonuses payable with respect to the applicable Fiscal Year to the extent not deducted, as reflected on the Company’s audited consolidated financial statements for such Fiscal Year, but excluding certain extraordinary and non-recurring items as determined by the Administrator. EBITDA shall include earnings from any company acquired by the Company on or before March 31, 2006.
     Section 4.7 EBITDA Range. “EBITDA Range” for a given year shall be as set forth in Appendix B of this Agreement, subject to the provisions of Section 3.4.
     Section 4.8 Exercise Price. “Exercise Price” shall mean the per share price set forth in the Stock Option Grant Notice.
     Section 4.9 Final Expiration Date. “Final Expiration Date” shall mean the date set forth in the Stock Option Grant Notice.

     Section 4.10 Fiscal Year. “Fiscal Year” shall mean the fiscal year of the Company, as in effect from time to time.
     Section 4.11 Grant Date. “Grant Date” shall be the date set forth in the Stock Option Grant Notice.
     Section 4.12 “IPO” means the Company’s initial public offering of Common Stock pursuant to a registration statement filed in accordance with the Securities Act of 1933, as amended.
     Section 4.13 Internal Rate of Return. “Internal Rate of Return” shall mean, with respect to any Investment, a dollar amount representing a 40% Investor Return on such Investment.
     For purposes of calculating the Internal Rate of Return:
     (x) The amount of an Investment shall be the amount paid by such Principal Stockholder to any Person (including, without limitation, the Company, any Subsidiary, or any underwriter) for the purchase of equity securities; provided that if such Principal Stockholder shall have acquired such equity securities directly from another Principal Stockholder or through an uninterrupted series of Principal Stockholders, the amount of such Investment shall be the amount initially paid to purchase such equity securities from a Person other than a Principal Stockholder; and
     (y) The initial date of an Investment shall be the date such Principal Stockholder purchased such equity securities from any Person (including, without limitation, the Company, any Subsidiary, or any underwriter); provided that if such Principal Stockholder acquired such equity securities directly from another Principal Stockholder or through an uninterrupted series of Principal Stockholders, the initial date of such Investment shall be the date such equity securities were initially acquired from a Person other than a Principal Stockholder.
     Section 4.14 Investment. “Investment” shall mean any investment of funds by the Principal Stockholders in equity securities of the Company and its Subsidiaries.
     Section 4.15 Investor Return. “Investor Return” shall mean the annual compounded pre-tax internal rate of return on a given Investment determined with respect to the period beginning on the initial date of such Investment and ending on the effective date of a Liquidity Event.
     Section 4.16 Liquidity Event. “Liquidity Event” shall mean either (a) the consummation of the sale, transfer, conveyance or other disposition in one or a series of related transactions, of the equity securities of the Company or its successor held, directly or indirectly, by all of the Principal Stockholders in exchange for currency, such that immediately following such transaction (or series of related transactions), the total number of all equity securities held, directly or indirectly, by all of the Principal Stockholders and any Affiliate of any Principal Stockholder(s) is, in the aggregate, less than 50% of the total number of equity securities (as adjusted for the occurrence of a Corporate Event) held, directly or indirectly, by all of the Principal Stockholders immediately following the consummation of the IPO; or (b) the consummation of the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company, or the Company and its Subsidiaries taken as a whole, to any “person” (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) other than to any Principal Stockholder(s) or an Affiliate of any Principal Stockholder(s).
     Section 4.17 Liquidity Proceeds. “Liquidity Proceeds” shall mean the sum of (a) the aggregate fair-market value of the consideration actually received (excluding any management or similar fees) by the Principal Stockholders on their Investment in connection with a Liquidity Event, after taking into account all post closing adjustments and after deducting all transaction costs and expenses, and assuming exercise of all options and warrants to purchase equity securities of the Company outstanding as of the effective date of such Liquidity Event (after giving effect to different dates of investment, if any, and after giving effect to any dilution of securities or instruments arising in connection with such Liquidity Event); provided however, that if the Principal Stockholders retain any Investment or portion thereof following such Liquidity Event, the fair market value of such Investment (or portion) immediately following such Liquidity Event shall be deemed “consideration received” for purposes of calculating the Liquidity Proceeds, and provided further that the fair market value of any non-cash consideration (including stock) shall be determined by the Board in its sole discretion as of the date of such Liquidity Event and (b) the amount of cash dividends the Principal Stockholders receive on the Investment from time to time.
     Section 4.18 Option(s). “Option(s)” shall mean the option(s) to purchase Common Stock granted under this Agreement.
     Section 4.19 Performance Options. “Performance Option(s)” shall mean the portion of the Options designated as Performance Options in the Stock Option Grant Notice.
     Section 4.20 Plan. “Plan” shall mean the 2006 Equity Incentive Plan of SS&C Technologies Holdings, Inc.
     Section 4.21 Principal Stockholders. “Principal Stockholders” shall mean (i) Carlyle Partners IV, L.P., a Delaware limited partnership, and CP IV Coinvestment, L.P. a Delaware limited partnership, and (ii) any of their Affiliates to which (X) any of the Principal Stockholders or any other Person transfers Common Stock or (Y) the Company issues Common Stock.
     Section 4.22 Share. “Share” shall mean a share of Common Stock.
     Section 4.23 Stock Option Grant Notice. “Stock Option Grant Notice” shall mean the first page of this Agreement.
     Section 4.24 Superior Options. “Superior Options” shall mean the portion of the Options designated as Superior Options in the Stock Option Grant Notice.
     Section 4.25 Time Options. “Time Options” shall mean the portion of the Options designated as Time Options in the Stock Option Grant Notice.

     Section 4.26 Vesting Commencement Date. “Vesting Commencement Date” shall have the meaning set forth in the Stock Option Grant Notice.
***

APPENDIX B
EBITDA RANGES
($ Millions)
As of the end of the fiscal year

Fiscal Year	EBITDA Range
2008	To be determined by the Board

2009	To be determined by the Board

2010	To be determined by the Board

2006 EQUITY INCENTIVE PLAN OF SS&C TECHNOLOGIES HOLDINGS, INC.
AMENDED AND RESTATED STOCK OPTION GRANT NOTICE
AND AMENDED AND RESTATED STOCK OPTION AGREEMENT
AMENDED AND RESTATED STOCK OPTION GRANT NOTICE
This Amended and Restated Stock Option Grant Notice and the attached Amended and Restated Stock Option Agreement amend and restate the Stock Option Grant Notice and Stock Option Agreement between the Company and the Optionee dated                                          and shall be effective upon the closing of an IPO (as defined in the Amended and Restated Stock Option Agreement).
Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan of SS&C Technologies Holdings, Inc. (the “Plan”) shall have the same defined meanings in this Amended and Restated Stock Option Grant Notice (“Stock Option Grant Notice”) and Amended and Restated Stock Option Agreement (“Stock Option Agreement”).
You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions set forth in this Stock Option Grant Notice, the Stock Option Agreement attached hereto as Appendix A, Appendix B (collectively, the “Agreement”) and the Plan, as follows:

Name of Optionee:

Total Number of Shares subject to the Option:

Exercise Price per Share:	$

Total Exercise Price:	$

Grant Date:

Type of Option:		Non-Qualified Stock Option

Final Expiration Date:		[10 years from Grant Date]

Vesting Schedule:	This Option will vest and become exercisable in accordance with the vesting schedule set forth in Article II of the Stock Option Agreement depending on the classification of the Option as follows:

	Time Options:	Shares Subject to the Option

	Performance Options:	Shares Subject to the Option

	Superior Options:	Shares Subject to the Option
          Your signature below indicates your agreement and understanding that this Option is subject to all of the terms and conditions contained in the Agreement and the Plan. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF THE AGREEMENT, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION. This Stock Option Grant Notice may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Stock Option Grant Notice may be executed by facsimile signatures.

OPTIONEE

[NAME]
[Stock Option Grant Notice]

SS&C TECHNOLOGIES HOLDINGS, INC.

By
Title:
[Stock Option Grant Notice]

APPENDIX A
AMENDED AND RESTATED STOCK OPTION AGREEMENT
ARTICLE V
GRANT OF OPTION
     Section 5.1 Grant of Option. In consideration of the Optionee’s agreement to remain a Service Provider of the Company or one of its Subsidiaries and for other good and valuable consideration, the Company hereby grants to the Optionee the Option to purchase any part or all of an aggregate of the Shares set forth in the Stock Option Grant Notice upon the terms and conditions set forth in the Plan and the Agreement. The Optionee hereby agrees that except as required by law, he or she will not disclose to any Person other than the Optionee’s spouse and/or tax, legal and financial advisor (if any) the grant of the Option or any of the terms or provisions hereof without the prior approval of the Administrator, and the Optionee agrees that, in the discretion of the Administrator, the Option shall terminate and any unexercised portion of such Option (whether or not then exercisable) shall be forfeited if the Optionee violates the non-disclosure provisions of this Section 1.1.
     Section 5.2 Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Article V and Article VIII thereof.
     Section 5.3 Exercise Price. The purchase price of the Shares covered by the Option shall be the Exercise Price per Share set forth in the Stock Option Grant Notice (without commission or other charge).
ARTICLE VI
VESTING SCHEDULE; EXERCISABILITY
     Section 6.1 Commencement of Vesting and Exercisability of Time Options
          (a) Vesting. Except as provided below, the Time Options shall become vested and exercisable, so long as the Optionee remains continuously a Service Provider from the date hereof through each applicable date set forth below, as follows:
               (i) 25% of the Time Options shall become vested and exercisable on [                    ]; and
               (ii) 1/36 of the remaining Time Options shall become vested and exercisable on the day of the month of the Grant Date each month thereafter until all of the Time Options are fully vested.
          (b) Liquidity Event Vesting. All Time Options shall become fully vested and exercisable immediately prior to the effective date of a Liquidity Event.
     Section 6.2 Commencement of Vesting and Exercisability of Performance Options

          (a) Classification of Performance Options and Superior Options. The Superior Options shall become Performance Options. The Performance Options shall be divided into five groups: the 2007 Options, the 2008 Options, the 2009 Options, the 2010 Options and the 2011 Options. The number of Performance Options in each group shall be determined as follows:
               (i) Each of the 2007 Options and the 2008 Options shall have a number of Performance Options equal to 20% of the original number of Performance Options set forth in the Stock Option Grant Notice.
               (ii) Each of the 2009 Options, the 2010 Options and the 2011 Options shall have a number of Performance Options equal to the sum of (A) 20% of the original number of Performance Options set forth in the Stock Option Grant Notice and (B) 33 1/3 % of the original number of Superior Options set forth in the Stock Option Grant Notice.
          (b) Performance Acceleration. Subject to the provisions set forth below, the Performance Options shall vest and become exercisable as follows:
               (i) The 2007 Options shall be fully vested as of the closing of the IPO.
               (ii) 100% of the 2008 Options shall vest and become exercisable on December 31, 2008 if, on such date (or within 120 days thereafter), the Administrator determines that EBITDA for 2008 equals or exceeds the high end of the EBITDA Range for 2008. If the Administrator determines that the EBITDA for 2008 is below the low end of the EBITDA Range for 2008, none of the 2008 Options shall vest and if the Administrator determines that the 2008 EBITDA is within the 2008 EBITDA Range, then the Administrator will use linear interpolation to determine the percentage of the 2008 Options that shall vest and become exercisable, which percentage shall be between 50% and 100% of the 2008 Options. Any 2008 Options that do not vest shall be added to the 2009 Options, except as otherwise provided by the Board.
               (iii) The 2009 Options shall vest and become exercisable as provided in clause (ii), but with “2009” substituted for “2008” and “2010” substituted for “2009”.
               (iv) The 2010 Options shall vest and become exercisable as provided in clause (ii), but with “2010” substituted for “2008”, except that any 2010 options that do not vest shall remain unvested but may become vested and exercisable pursuant to Section 2.2(c) or (d).
               (v) The 2011 Options shall vest and become exercisable as provided in clause (ii), but with “2011” substituted for “2008”, except that any 2011 options that do not vest shall remain unvested but may become vested and exercisable pursuant to Section 2.2(c) or (d).
          (c) Liquidity Event Vesting. Except as provided below, a percentage of Performance Options shall vest and become exercisable immediately prior to the effective date of a Liquidity Event if Liquidity Proceeds in a Liquidity Event equal or exceed a certain return on the Investment, as follows:
               (i) If, in connection with a Liquidity Event, Liquidity Proceeds are equal to 2.5 times the Investment, the Performance Options shall vest and become exercisable with respect to that percentage of the Performance Options equal to the difference between (x) 50% of the Performance Options, and (y) the percentage of Performance Options that vested pursuant to Section 2.2(b) prior to the date of the Liquidity Event;
               (ii) If, in connection with a Liquidity Event, Liquidity Proceeds are between 2.5 times the Investment and 3.0 times the Investment, the Performance Options shall vest and become exercisable with respect to that percentage of the Performance Options equal to the difference between (x) a portion of the Performance Options that is between 50% and 100% of the Performance Options as determined by the Administrator using linear interpolation and (y) the percentage of Performance Options that vested pursuant to Section 2.2(b) prior to the date of the Liquidity Event; and
               (iii) If, in connection with a Liquidity Event, Liquidity Proceeds are equal to or greater than 3.0 times the Investment, the Performance Options shall become fully vested and exercisable immediately prior to the effective date of the Liquidity Event.
          (d) Internal Rate of Return Acceleration. If, in connection with a Liquidity Event, Liquidity Proceeds are greater than or equal to the Internal Rate of Return for the Performance Options with respect to all Investments, the Performance Options shall become fully vested and exercisable immediately prior to the effective date of such Liquidity Event.
     Section 6.3 Administrator Determination of Targets. The Administrator shall make the determination as to whether the respective EBITDA Targets or Internal Rate of Return have been met, and shall determine the extent, if any, to which the Options have become vested and exercisable, on any such date as the Administrator in its sole discretion shall determine; provided, however, that with respect to each Fiscal Year such date shall not be later than the 120th day following the end of such Fiscal Year.
     Section 6.4 No Vesting of Options. Any portion of the Options that have not become vested or exercisable pursuant to Sections 2.1 or 2.2 on or prior to the date of the Optionee’s Termination of Service shall be forfeited and shall not thereafter become exercisable.
     Section 6.5 Duration of Exercisability. The installments of the Options that become exercisable as provided for above are cumulative. Each such installment which becomes exercisable shall remain exercisable until it becomes unexercisable under Section 2.6.
     Section 6.6 Expiration of Option
          (a) The Options may not be exercised to any extent by anyone after the first to occur of the following events:
               (i) The Final Expiration Date;
               (ii) Except as the Administrator may otherwise approve, ninety (90) days following the date of the Optionee’s Termination of Service for any reason other than Cause, death or Disability;

               (iii) Except as the Administrator may otherwise approve, the date of the Optionee’s Termination of Service for Cause;
               (iv) Except as the Administrator may otherwise approve, twelve months following the Optionee’s Termination of Service by reason of the Optionee’s death or Disability; or
               (v) Pursuant to the terms of the Stockholders Agreement.
          (b) For the purposes of the Plan and this Agreement, the date of the Termination of Service shall be the last day of the Optionee’s service as a Service Provider, whether such day is selected by agreement with the Optionee or unilaterally by the Company or its Subsidiary and whether with or without advance notice. For the avoidance of doubt, no period of notice that is given or that ought to have been given under applicable law in respect of such Termination of Service will be utilized in determining entitlement under the Plan, the Stockholders Agreement or this Agreement. Any action by the Company or its Subsidiary taken in accordance with the terms of the Plan and this Agreement as set out aforesaid shall be deemed to fully and completely satisfy any liability or obligation of the Company or its Subsidiary to the Optionee in respect of the Plan or this Agreement arising from or in connection with such Termination of Service, including in respect of any period of notice given or that ought to have been given under applicable law in respect of such Termination of Service.
     Section 6.7 Partial Exercise. Any exercisable portion of the Options or all the Options, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Options or portion thereof becomes unexercisable.
     Section 6.8 Exercise of Options. The exercise of the Options shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Article V of the Plan. In order to exercise an option, the Participant must provide written notice of exercise to the Company in accordance with the Plan and this Agreement.
     Section 6.9 Manner of Exercise; Tax Withholding
          (a) To the extent permitted by law or the applicable listing rules, if any, the Optionee may pay for the Shares with respect to which such Option or portion of such Option is exercised through (i) payment in cash; (ii) with the consent of the Administrator, the delivery of Shares which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the exercised portion of the Option (provided such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements), (iii) with the consent of the Administrator, through the surrender of Shares then issuable upon exercise of the Option having a Fair Market Value on the date of the exercise of the Option equal to the aggregate Exercise Price of the exercised portion of the Option (in which case the Optionee will be deemed the legal owner of such surrendered Shares at the time of the exercise of the Option), or (iv) through a cashless exercise program (effectuated through a broker) approved by the Administrator.
          (b) The Optionee shall pay to the Company or any applicable Subsidiary, or make provision satisfactory to the Company or such Subsidiary, for payment of, any taxes required by law to be withheld in connection with the grant, vesting, assignment, and/or exercise of any portion of the Option, as applicable. With respect to any portion of the Option that is exercised (i) prior to an IPO, (ii) prior to a Change in Control, and (iii) within the period beginning on the date ninety (90) days prior to the date the Option is scheduled to expire pursuant to Section 2.6(a)(ii) or Section 2.6(a)(iv) and ending on the date such option is scheduled to expire pursuant to Section 2.6(a)(ii) or Section 2.6(a)(iv), as applicable, and subject to any applicable legal conditions or restrictions, the Company shall, upon the Optionee’s request, withhold from the shares of Common Stock otherwise issuable to the Optionee upon the exercise of the Option or any portion thereof a number of whole Shares having a Fair Market Value, determined as of the date of exercise, not in excess of the minimum of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting); provided that the foregoing is at such time permitted under the terms of the agreements governing any indebtedness to which the Company or any of its Subsidiaries may be a party; and provided, further that no fractional shares of Common Stock will be retained to satisfy any portion of the withholding tax and the Optionee hereby agrees to satisfy any additional amount of withholding taxes that are not satisfied through the retention of shares of Common Stock by the Company. Any shares of Common Stock retained by the Company pursuant to this Section shall be deducted from the underlying shares to be received by such Optionee upon exercise of the Option. Any adverse consequences to the Optionee arising in connection with the Share withholding procedure set forth in the preceding sentence shall be the sole responsibility of the Optionee.
ARTICLE VII
OTHER PROVISIONS
     Section 7.1 Optionee Representation; Not a Contract of Service. The Optionee hereby represents that the Optionee’s execution of this Agreement and participation in the Plan is voluntary and that the Optionee has in no way been induced to enter into this Agreement in exchange for or as a requirement of the expectation of service with the Company or any of its Subsidiaries. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue as a Service Provider or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause except pursuant to an employment or consulting agreement executed by and between the Company and the Optionee and approved by the Board.
     Section 7.2 Shares Subject to Plan and Stockholders Agreement; Restrictions on the Transfer of Options and Common Stock. The Optionee acknowledges that this Option and any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Stockholders Agreement including, without limitation, the restrictions set forth in Sections 5.6 and 5.7 of the Plan.
     Section 7.3 Construction. This Agreement shall be administered, interpreted and enforced under the laws of the state of Delaware.
     Section 7.4 Adjustments in EBITDA. The EBITDA Ranges specified in Appendix B are based upon (i) certain revenue and expense assumptions about the future business of the

Company; (ii) a management model prepared by the Company for the projected financial performance of the Company, which incorporates the desired internal rate of return on the investment by the Principal Stockholders in debt and equity securities or instruments of the Company and its Subsidiaries and (iii) the continued application of accounting policies used by the Company as of the date the Option is granted. Accordingly, in the event that, after such date, the Administrator determines, in its sole discretion, that any acquisition or disposition of any business by the Company, any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, any unusual or nonrecurring transactions or events affecting the Company, or the financial statements of the Company, or change in applicable laws, regulations, or changes in generally accepted accounting principles applicable to, or the accounting policies used by, the Company occurs such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available with respect to the Option, then the Administrator shall, subject to Section 8.1 of the Plan, in good faith and in such manner as it may deem equitable, adjust the EBITDA Ranges to reflect the projected effect of such transaction(s) or event(s) on the EBITDA Ranges.
     Section 7.5 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934 and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan, the Stockholders Agreement and this Agreement shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
     Section 7.6 Amendment, Suspension and Termination. The Option may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided that, except as provided by Section 8.1 of the Plan, neither the amendment, suspension nor termination of this Agreement shall, without the consent of the Optionee, alter or impair any rights or obligations under the Option.
ARTICLE VIII
DEFINITIONS
     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.
     Section 8.1 [Intentionally omitted.]

     Section 8.2 Agreement. “Agreement” shall have the meaning set forth in the Stock Option Grant Notice.
     Section 8.3 [Intentionally omitted.]
     Section 8.4 Cause. “Cause” shall mean,
          (a) the Board’s determination that the Optionee failed to substantially perform his or her duties (other than any such failure resulting from the Optionee’s disability) which is not remedied within ten days after receipt of written notice from the Company or one of its Subsidiaries, as applicable, specifying such failure;
          (b) the Board’s determination that the Optionee failed to carry out, or comply with any lawful and reasonable directive of the Board or the Optionee’s immediate supervisor, which is not remedied within ten days after receipt of written notice from the Company or one of its Subsidiaries, as applicable, specifying such failure;
          (c) the Optionee’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or a crime involving moral turpitude;
          (d) the Optionee’s unlawful use (including being under the influence) or possession of illegal drugs on the Company’s or one of its Subsidiaries’, as applicable, premises or while performing the Optionee’s duties and responsibilities; or
          (e) the Optionee’s commission of a material act of fraud, embezzlement, misappropriation, willful misconduct, or breach of fiduciary duty against the Company or one of its Subsidiaries, as applicable.
Notwithstanding the foregoing, if the Optionee is a party to a written employment or consulting agreement with the Company (or one of its Subsidiaries), then “Cause” shall be as such term is defined in the applicable written employment or consulting agreement.
     Section 8.5 Company. “Company” shall mean SS&C Technologies Holdings, Inc.
     Section 8.6 EBITDA. “EBITDA” for a given Fiscal Year shall mean consolidated earnings before interest, taxes, depreciation, and amortization of the Company and its consolidated Subsidiaries, adjusted for management fees paid to the Principal Stockholders, or its Affiliates, less all annual bonuses payable with respect to the applicable Fiscal Year to the extent not deducted, as reflected on the Company’s audited consolidated financial statements for such Fiscal Year, but excluding certain extraordinary and non-recurring items as determined by the Administrator. EBITDA shall include earnings from any company acquired by the Company on or before March 31, 2006.
     Section 8.7 EBITDA Range. “EBITDA Range” for a given year shall be as set forth in Appendix B of this Agreement, subject to the provisions of Section 3.4.
     Section 8.8 Exercise Price. “Exercise Price” shall mean the per share price set forth in the Stock Option Grant Notice.

     Section 8.9 Final Expiration Date. “Final Expiration Date” shall mean the date set forth in the Stock Option Grant Notice.
     Section 8.10 Fiscal Year. “Fiscal Year” shall mean the fiscal year of the Company, as in effect from time to time.
     Section 8.11 Grant Date. “Grant Date” shall be the date set forth in the Stock Option Grant Notice.
     Section 8.12 “IPO” means the Company’s initial public offering of Common Stock pursuant to a registration statement filed in accordance with the Securities Act of 1933, as amended.
     Section 8.13 Internal Rate of Return. “Internal Rate of Return” shall mean, with respect to any Investment, a dollar amount representing a 40% Investor Return on such Investment.
     For purposes of calculating the Internal Rate of Return:
     (x) The amount of an Investment shall be the amount paid by such Principal Stockholder to any Person (including, without limitation, the Company, any Subsidiary, or any underwriter) for the purchase of equity securities; provided that if such Principal Stockholder shall have acquired such equity securities directly from another Principal Stockholder or through an uninterrupted series of Principal Stockholders, the amount of such Investment shall be the amount initially paid to purchase such equity securities from a Person other than a Principal Stockholder; and
     (y) The initial date of an Investment shall be the date such Principal Stockholder purchased such equity securities from any Person (including, without limitation, the Company, any Subsidiary, or any underwriter); provided that if such Principal Stockholder acquired such equity securities directly from another Principal Stockholder or through an uninterrupted series of Principal Stockholders, the initial date of such Investment shall be the date such equity securities were initially acquired from a Person other than a Principal Stockholder.
     Section 8.14 Investment. “Investment” shall mean any investment of funds by the Principal Stockholders in equity securities of the Company and its Subsidiaries.
     Section 8.15 Investor Return. “Investor Return” shall mean the annual compounded pre-tax internal rate of return on a given Investment determined with respect to the period beginning on the initial date of such Investment and ending on the effective date of a Liquidity Event.
     Section 8.16 Liquidity Event. “Liquidity Event” shall mean either (a) the consummation of the sale, transfer, conveyance or other disposition in one or a series of related transactions, of the equity securities of the Company or its successor held, directly or indirectly, by all of the Principal Stockholders in exchange for currency, such that immediately following such transaction (or series of related transactions), the total number of all equity securities held, directly or indirectly, by all of the Principal Stockholders and any Affiliate of any Principal

Stockholder(s) is, in the aggregate, less than 50% of the total number of equity securities (as adjusted for the occurrence of a Corporate Event) held, directly or indirectly, by all of the Principal Stockholders immediately following the consummation of the IPO; or (b) the consummation of the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company, or the Company and its Subsidiaries taken as a whole, to any “person” (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) other than to any Principal Stockholder(s) or an Affiliate of any Principal Stockholder(s).
     Section 8.17 Liquidity Proceeds. “Liquidity Proceeds” shall mean the sum of (a) the aggregate fair-market value of the consideration actually received (excluding any management or similar fees) by the Principal Stockholders on their Investment in connection with a Liquidity Event, after taking into account all post closing adjustments and after deducting all transaction costs and expenses, and assuming exercise of all options and warrants to purchase equity securities of the Company outstanding as of the effective date of such Liquidity Event (after giving effect to different dates of investment, if any, and after giving effect to any dilution of securities or instruments arising in connection with such Liquidity Event); provided however, that if the Principal Stockholders retain any Investment or portion thereof following such Liquidity Event, the fair market value of such Investment (or portion) immediately following such Liquidity Event shall be deemed “consideration received” for purposes of calculating the Liquidity Proceeds, and provided further that the fair market value of any non-cash consideration (including stock) shall be determined by the Board in its sole discretion as of the date of such Liquidity Event and (b) the amount of cash dividends the Principal Stockholders receive on the Investment from time to time.
     Section 8.18 Option(s). “Option(s)” shall mean the option(s) to purchase Common Stock granted under this Agreement.
     Section 8.19 Performance Options. “Performance Option(s)” shall mean the portion of the Options designated as Performance Options in the Stock Option Grant Notice.
     Section 8.20 Plan. “Plan” shall mean the 2006 Equity Incentive Plan of SS&C Technologies Holdings, Inc.
     Section 8.21 Principal Stockholders. “Principal Stockholders” shall mean (i) Carlyle Partners IV, L.P., a Delaware limited partnership, and CP IV Coinvestment, L.P. a Delaware limited partnership, and (ii) any of their Affiliates to which (X) any of the Principal Stockholders or any other Person transfers Common Stock or (Y) the Company issues Common Stock.
     Section 8.22 Share. “Share” shall mean a share of Common Stock.
     Section 8.23 Stock Option Grant Notice. “Stock Option Grant Notice” shall mean the first page of this Agreement.
     Section 8.24 Superior Options. “Superior Options” shall mean the portion of the Options designated as Superior Options in the Stock Option Grant Notice.

     Section 8.25 Time Options. “Time Options” shall mean the portion of the Options designated as Time Options in the Stock Option Grant Notice.
     Section 8.26 Vesting Commencement Date. “Vesting Commencement Date” shall have the meaning set forth in the Stock Option Grant Notice.
***

APPENDIX B

EBITDA RANGES
($ Millions)

As of the end of the fiscal year

Fiscal Year	EBITDA Range
2008	To be determined by the Board

2009	To be determined by the Board

2010	To be determined by the Board

2011	To be determined by the Board